Exhibit 10.1

AMENDMENT

THIS AMENDMENT (“Amendment”) effective as of the 3rd day of September, 2003, amends the Transportation Agreement dated as of January 10, 2001 (the “Agreement”) between The United States Postal Service (“USPS”) and Federal Express Corporation (“FedEx”).

Preamble

WHEREAS, USPS and FedEx entered into the Agreement in order to provide for the transportation and delivery of the Products;

WHEREAS, the parties previously amended certain provisions of the Agreement to provide an expansion of the Products as stated below;

WHEREAS, the parties wish to expand the provision of FedEx Services to include an additional sort location for Product on the terms and conditions provided below;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, the parties agree as follows:

1.               For purposes of the Agreement, the parties agree that the following terms shall have the following meaning:

“HEX 84” means [ * ].

“Sort Location” means a FedEx ramp or hub at which sorting of Handling Units and other cargo takes place.

2.               Commencing September 3, 2003, FedEx shall add [ * ] as a Sort Location for the Day-Turn Operations.  USPS agrees to affix on those Handling Units destined for sort in [ * ] a D&R Tag which bears an URSA code indicating [ * ] as the correct Sort Location.  USPS shall continue to affix those Handling Units destined for sort in [ * ] with a D&R Tag which bears an URSA code indicating [ * ] as the correct Sort Location. If USPS errs by tendering to FedEx for transport to [ * ] a Handling Unit destined to its [ * ], FedEx shall perform [ * ] designated as a HEX 84 on each such Handling Unit and charge USPS a fee as provided in paragraph 4., below.  If FedEx errs by mistakenly transporting a Handling Unit to [ * ] instead of [ * ], no HEX 84 scan will be applied and the fee referenced in paragraph 4. will not be charged.

3.               Section 8.5 of the Agreement shall be amended to add the following new sentence:

[ * ]

4.               USPS agrees to pay a fee for each Handling Unit which receives a HEX 84 scan.  This fee shall be based on the then current Day System pricing as provided in Exhibit B and calculated as follows:

[ * ]

*                 Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FedEx shall invoice the [ * ] rate based on [ * ].  For example, if the volume for the Schedule Period has reached [ * ], the [ * ] for such calculation shall be in [ * ].  FedEx shall invoice USPS monthly for these fees in accordance with the Supplemental Billing process set forth in Exhibit B of the Agreement.

5.               The letter agreement between USPS and FedEx dated [ * ] is amended to add the [ * ] as a location for FedEx’s operation of a [ * ].  All terms of such letter agreement shall apply to the operation of such unit [ * ]; provided, however, that FedEx will not relabel any Handling Unit which has received a HEX 84 scan.

6.               The USPS may terminate the provisions of this Amendment after providing FedEx with sixty (60) days prior written notice.

7.               All capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.

8.               Except as amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect and are ratified and confirmed in all respects.

IN WITNESS WHEREOF, the parties have signed this Amendment in duplicate, one for each of the Parties, as of November 21, 2003.

THE UNITED STATES POSTAL SERVICE

By:	/s/ CHARLES A. PAWLUS
Title:	Purchasing & Supply Management Specialist

FEDERAL EXPRESS CORPORATION

By:	/s/ PAUL J. HERRON
Title: VP – Postal Transportation

*                 Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SECOND AMENDMENT TO THIRD ADDENDUM

THIS SECOND AMENDMENT TO THIRD ADDENDUM (“Amendment”) dated the 21st day of November, 2003, amends the Third Addendum to the Transportation Agreement dated as of January 30, 2003 (the “Agreement”) between The United States Postal Service (“USPS”) and Federal Express Corporation (“FedEx”).

Preamble

WHEREAS, USPS and FedEx entered into the Agreement in order to provide for the transportation of certain Products (as such term is defined in the Agreement”),

WHEREAS, the parties now desire to amend certain provisions of the Third Addendum to the Agreement as more specifically set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, the parties agree as follows:

1.               Definitions

For the purposes of this Amendment, capitalized terms used as defined terms and not otherwise defined in this Amendment shall have the meanings outlined in the Agreement and the Third Addendum.

2.               Saturday Volume

Attachment 1 of the Agreement is hereby modified for the remaining Term of the Interim Period which ends May 30, 2004, as follows:

[ * ]

*                 Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.               Except as amended by this Amendment, the terms and conditions of the Agreement and Third Addendum shall remain in full force and effect and are ratified and confirmed in all respects.

IN WITNESS WHEREOF, the parties have signed this Amendment in duplicate, one for each of the Parties, as of November 21, 2003.

THE UNITED STATES POSTAL SERVICE

By:	/s/ CHARLES A. PAWLUS
Title:	Purchasing & Supply Management Specialist

FEDERAL EXPRESS CORPORATION

By:	/s/ PAUL J. HERRON
Title:	VP – Postal Transportation